SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2004

Date of Report

(Date of earliest event reported)

RITA Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30959	94-3199149
(Commission File Number)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.

Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 314-3400

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On May 13, 2004, RITA Medical Systems, Inc., a Delaware corporation (“RITA”) announced that it has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hornet Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of RITA (“Merger Sub”), and Horizon Medical Products, Inc., a Georgia corporation (“Horizon”) providing for the merger of Merger Sub with and into Horizon. In connection with the Merger Agreement, certain affiliates of RITA have entered into voting agreements with RITA and Horizon. In addition, an affiliate of RITA and certain affiliates of Horizon have also entered into lock-up agreements with RITA and Horizon in connection with the Merger Agreement.

The Merger Agreement, the form of voting agreement, the form of lock-up agreement entered into by an affiliate of RITA, and the form of lock-up agreement entered into by affiliates of Horizon are attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference. A copy of the press release announcing the proposed merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

2.1	Agreement and Plan of Merger by and among RITA Medical Systems, Inc., a Delaware corporation, Hornet Acquisition Corp., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, dated as of May 12, 2004, including exhibits thereto.

10.1	Form of Voting Agreement entered into by RITA Medical Systems, Inc., a Delaware corporation, with each of Vincent Bucci, Joseph DeVivo, John Gilbert, Scott Halsted, Wesley E. Johnson, Jr., Randy Lindholm, Donald Stewart, Darrin Uecker, Lynn Saccoliti, Stephen Pedroff, Juan Soto and Morgan Stanley Venture Partners.

10.2	Form of Lock-Up Agreement entered into by into by RITA Medical Systems, Inc., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, with Morgan Stanley Venture Partners.

10.3	Form of Lock-Up Agreement entered into by into by RITA Medical Systems, Inc., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, with each of ComVest Venture Partners, L.P., Marshall B. Hunt and Medtronic, Inc.

99.1	Press Release dated May 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA Medical Systems, Inc.

Date: May 14, 2004	By:	/s/ Joseph DeVivo
Joseph DeVivo
President and Chief Executive Officer

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among RITA Medical Systems, Inc., a Delaware corporation, Hornet Acquisition Corp., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, dated as of May 12, 2004, including exhibits thereto.

10.1	Form of Voting Agreement entered into by RITA Medical Systems, Inc., a Delaware corporation, with each of Vincent Bucci, Joseph DeVivo, John Gilbert, Scott Halsted, Wesley E. Johnson, Jr., Randy Lindholm, Donald Stewart, Darrin Uecker, Lynn Saccoliti, Stephen Pedroff, Juan Soto and Morgan Stanley Venture Partners.

10.2	Form of Lock-Up Agreement entered into by into by RITA Medical Systems, Inc., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, with Morgan Stanley Venture Partners.

10.3	Form of Lock-Up Agreement entered into by into by RITA Medical Systems, Inc., a Delaware corporation, and Horizon Medical Products, Inc., a Georgia corporation, with each of ComVest Venture Partners, L.P., Marshall B. Hunt and Medtronic, Inc.

99.1	Press Release dated May 13, 2004.